Exhibit 3.1

CERTIFICATE. OF INCORPORATION

OF

COPYTELE, INC.

(Under the General Corporation Law of the State of Delaware)

THE UNDERSIGNED, for the purpose of forming a corporation under the pursuant to the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

FIRST:   The name of the corporation is CopyTele, Inc.(hereinafter called the “Corporation”).

SECOND:  The address of its registered office in the State of Delaware is 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD:   The purposes of the Corporation are:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  The total number of shares of stock that the Corporation shall have authority to issue is five million (5,000,000) shares of Common Stock, of the par value of one cent (1¢) per share.

FIFTH:   The name and mailing address of the Incorporator is David M. Tappen, 277 Park Avenue, New York, New York 10172.

SIXTH:   The names and mailing addresses of the persons who are to serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

       Denis A. Krusos            900 Walt Whitman Road

                                  Huntington Station, New York 11746

       Perry D. Krusos            900 Walt Whitman Road

                                  Huntington Station, New York 11746

       Frank J. DiSanto           900 Walt Whitman Road

                                  Huntington Station, New York 11746

       Frank J. DiSanto, Jr.      900 Walt Whitman Road

                                  Huntington Station, New York 11746

SEVENTH: All corporate powers of the Corporation shall be exercised by the Board of Directors.In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware,the Board of Directors is expressly authorized and empowered:

1.  To make, alter or repeal the By—Laws of the Corporation;

2.  By a suitable By—Law or by a resolution passed by a majority of the entire Board of Directors to designate two or more of their number to constitute a committee or committees, with such name or names as may be determined from time to time by resolution of the Board of Directors, which committee or committees, to the extent provided in such resolution or resolutions or in the By—Laws of the Corporation, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it;

3.  To determine whether any and, if any, what part of the net profits of the Corporation or of its surplus or of its assets in excess of its capital shall be declared in dividends. and paid to the stockholders, and to direct and determine the use and disposition of any such net profits or of any such surplus or of any such net assets in excess of capital;

4.     To remove at any time, for cause or without cause, any officer or employee of the Corporation, or to confer such power on any committee or officer, provided, however, that any officer elected or appointed by the Board of Directors may be removed only by the affirmative vote of a majority of the Board of Directors then in office;

5.     Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the Corporation, real or personal, including after—acquired property;

6.     From time to time, to offer for subscription, or otherwise issue or sell, or grant rights, warrants, or options for the subscription to or purchase of, any or all of the authorized stock of the Corporation not then issued or which may have been issued and reacquired as treasury stock by the Corporation, and any or all of any increased stock of any class that may hereafter be authorized, for such consideration as the Board of Directors may determine; and, at the time of such issuance or sale, or at the time of granting of such rights, warrants or options, to specify in amount or value the part of the consideration received on such issue or sale over and above the par value of such stock which shall be capital and which shall be surplus, respectively; and

7.     Subject to the provisions of the statutes of the State of Delaware,to exercise any and all other powers,in addition to the powers expressly conferred by law and by this Certificate of Incorporation, which may be conferred upon it by the Corporation through appropriate By—Law provisions.

EIGHTH:   Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, •any court of equitable jurisdiction within the State of Delaware may,on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.If a majority in number representing three—fourths in value of the creditors or class of creditors,and/or of the stockholders of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement,the said compromise or arrangement and the said reorganization shall,if santioned by the court to which the said application has been made,be binding on all the creditors or class of creditors,and/or on all the stockholders or class of stockholders,of this Corporation, as the case may be, and also on this Corporation.

THE UNDERSIGNED, being the incorporator hereinbefore named for the purpose of forming a corporation in pursuance of the General Corporation Law of the State of Delaware,does make this Certificate, hereby declaring and certifying that the facts herein stated are true,and accordingly has hereunto set his hand, this 4th day of November,1982. -

                                          /s/ David M. Tappen

David M. Tappen

Incorporator

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law

of the State of Delaware

THE UNDERSIGNED, Denis A. Krusos and Anne Rotondo, being, respectively, the Chairman of the Board and the Secretary of Copytele, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, do hereby certify:

FIRST:    That Article Fourth of the Certificate of Incorporation of said corporation be, and it hereby is, amended to read as follows:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is fifteen million (15,000,000) shares of Common Stock, of the par value of one cent (l¢) per share.”

SECOND:   That this amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF,we have executed this Certificate this 16th~ day of March, 1984.

                                          /S/ Denis A. Krusos

                                          Denis A. Krusos,

                                          Chairman of the Board

Attest:                                   /S/ Anne Rotondo

                                          Anne Rotondo,

                                          Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law of

the State of Delaware

THE UNDERSIGNED, DENIS A. KRUSOS and ANNE ROTONDO, being, respectively, the Chairman of the Board and the Secretary of CopyTele, Inc.,a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware(the “Corporation”) do hereby certify:

FIRST:    That Article Fourth of the Certificate of the Incorporation of the Corporation be, and it hereby is, amended to read as follows:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is fifteen million five hundred thousand, of which fifteen million (15,000,000) shall be Common Stock of the par value of $.Ol per share and Five Hundred Thousand (500,000) shall be preferred stock of the par value of $100 per share. The 500,000 shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, designations, preferences and relative participating, optional or other special rights and qualifications and limitations or restrictions as are stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock and to fix the relative rights, preferences and limitations of each series, including without limitation:

  1.    The number of shares to constitute such series and the distinctive designations thereof;

  2.    The dividend rate to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends,whether dividends shall be cumulative, the date or dates from which dividends (if cumulative) shall accumulate and the dates on which dividends (if declared) shall be payable;

  3.    Whether or not the shares of such series shall be redeemable and, if so, the terms, limitations and restrictions with respect to such redemption, including without limitation the manner of selecting shares for redemption if less than all shares are to be redeemed, and the amount,if any, in addition to any accrued dividends thereon, which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation of any purchase, retirement or sinking fund and with respect to shares otherwise redeemed;

  4.    The amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation,which amount may vary at different dates and may vary depending on whether such liquidation,dissolution or winding up is voluntary or involuntary;

  5.    Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the terms, limitations and restrictions with respect thereto, including without limitation whether such purchase, retirement or sinking fund shall be cumulative or non—cumulative, the extent to and the manner in which such fund shall be applied to the purchase, retirement or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

  6.    Whether or not the shares of such series shall have conversion privileges and, if so, prices or rates of conversion and the method, if any, of adjusting the same.

  7.    The voting powers, if any, of such series.

  8.    Any other relative rights, preferences and limitations thereof as shall not be inconsistent with this Article.”

SECOND:      That this amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

 IN WITNESS WHEREOF, we have executed this Certificate this 29th day of May, 1986.

                                         /S/ Denis A. Krusos

                                          Denis A. Krusos,

                                          Chairman of the Board

Attest:                                   /S/ Anne Rotondo

                                          Anne Rotondo,

                                          Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law of

the State of Delaware

THE UNDERSIGNED, DENIS A. KRUSOS and ANNE ROTONDO, being, respectively, the Chairman of the Board and the Secretary of CopyTele, Inc.,a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) do hereby certify:

FIRST: That Article Fourth of the Certificate of Incorporation of the Corporation be, and it hereby is, amended to read as follows:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is thirty million five hundred thousand, of which thirty million (30,000,000) shall be Common Stock of the par value of $.0l per share and five hundred thousand (500,000) shall be preferred stock of the par value of $100 per share. The 500,000 shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, designations, preferences and relative participating, optional or other special rights and qualifications and limitations or restrictions as are stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock and to fix the relative rights, preferences and limitations of each series, including without limitation:

1.       The number of shares to constitute such series and the distinctive designations thereof;

2.    The dividend rate to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends, whether dividends shall be cumulative, the date or dates from which-dividends (if cumulative) shall-accumulate and the dates on which dividends (if declared) shall be payable;

3.    Whether or not the shares of such series shall be redeemable and, if so, the terms, limitations and -restrictions with respect to such redemption, including without limitation the manner of selecting shares for redemption if less than all shares are to be redeemed, and the amount, if any, in addition to any accrued dividends thereon, which the holders of shares of such series-shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation of any purchase, retirement or sinking fund and with respect to shares otherwise redeemed;

4.    The amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution-or winding up of the Corporation, which amount may vary at different dates and may vary depending on whether such liquidation, dissolution or winding up is vo1untai~y or involuntary;

5.    Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the terms, limitations and restrictions with respect thereto, including without limitation whether such purchase, retirement or sinking fund shall be cumulative or non—cumulative, the extent to and the manner in which such fund shall be applied to the purchase, retirement or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;    -

6.    Whether or not the shares of such series shall have conversion privileges and, if so, prices or rates of conversion and the method, if any, of adjusting the same.

7.    The voting powers,if any,of such series.

8.    Any other relative rights, preferences and limitations thereof as shall not be inconsistent with this Article.”

SECOND:   That this amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, we have executed this Certificate this 10th day of August, 1987.

                                         /S/ Denis A. Krusos

                                          Denis A. Krusos,

                                          Chairman of the Board

Attest:                                   /S/ Anne Rotondo

                                          Anne Rotondo,

                                          Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law

of the State of Delaware

THE UNDERSIGNED, DENIS A. KRUSOS and ANNE ROTONDO, being, respectively, the Chairman of the Board and the Secretary of CopyTele, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) do hereby certify:

FIRST: That Article Fourth of the Certificate of Incorporation of the Corporation be, and it hereby is, amended to read as follows:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is sixty million five hundred thousand, of which sixty million (60,000,000) shall be Common Stock of the par value of $.O1 per share and five hundred thousand (500,000) shall be Preferred Stock of the par value of $100 per share. The 500,000 shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, designations, preferences and relative participating, optional or other special rights and qualifications and limitations or restrictions as are stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock and to fix the relative rights, preferences and limitations of each series, including without limitation:

1.   The number of shares to constitute such series and the distinctive designations thereof;

2.   The dividend rate to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends, whether dividends shall be cumulative, the date or dates from which dividends (if cumulative) shall accumulate and the dates on which dividends (if declared) shall be payable;

3.   Whether or not the shares of such series shall be redeemable and, if so, the terms, limitations and restrictions with respect to such redemption, including without limitation the manner of selecting shares for redemption if less than all shares are to be redeemed, and the amount, if any, in addition to any accrued dividends thereon, which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation of any purchase, retirement of sinking fund and with respect to shares otherwise redeemed;

4.   The amount in addition to any accrued dividends thereon which the holders of •shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending on whether such liquidation, dissolution or winding up is voluntary or involuntary;

5.   Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the terms, limitations and restrictions with respect thereto, including without limitation whether such purchase,. retirement or sinking fund shall be cumulative or non—cumulative, the extent to and the manner in which such fund shall be applied to the purchase, retirement or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

6.   Whether or not the-shares of such series shall have conversion privileges and, if so, prices or rates of conversion and the method, if any, of adjusting the same. -

7.   The voting powers, if any, of such series.

8. Any other relative rights, preferences and limitations thereof as shall not be inconsistent with this Article.”

SECOND: That this amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. -IN WITNESS WHEREOF, we have executed this Certificate this 3rd day of June, 1991.

                                         /S/ Denis A. Krusos

                                          Denis A. Krusos,

                                          Chairman of the Board

                                          /S/ Anne Rotondo

                                          Anne Rotondo,

                                          Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

THE UNDERSIGNED, DENIS A. KRUSOS and ANNE ROTONDO, being, respectively, the Chairman of the Board and the Secretary of CopyTele, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DO HEREBY CERTIFY:

FIRST: That Article FOURTH of the Certificate of Incorporation of the Corporation be, and it hereby is, amended to read as follows:     -

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is one hundred twenty million five hundred thousand (120,500,000), of which one hundred twenty million (120,000,000)’shall be Common Stock of the par value of $.01 per share and five hundred thousand (500,000) shall be Preferred Stock of the par value of $100 per share.The 500,000 shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, designations,preferences and relative participating, optional or other special rights and qualifications and limitations or restrictions as are stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock and to fix the relative rights, preferences and limitations of each series, including without limitation:

1.                         The number of shares to constitute such series and the distinctive designations thereof;

2.                         The dividend rate to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends, whether dividends shall be cumulative, the date or dates from which dividends (if cumulative) shall accumulate and the dates on which dividends (if declared) shall be payable;

3.                         Whether or not the shares of such series shall be redeemable and, if so, the terms, limitations and restrictions with respect to such redemption, including without limitation the manner of selecting shares for redemption if less than all shares are to be redeemed, and the amount, if any, in addition to any accrued -dividends thereon, which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation of any purchase, retirement of sinking fund and with respect to shares otherwise redeemed;

4.                         The amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending on whether such liquidation, dissolution or winding up is voluntary or involuntary;

5.                         Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the terms, limitations and restrictions with respect thereto, including without limitation whether such purchase, retirement or sinking fund shall be cumulative or non-cumulative, the extent to and the manner in which such fund shall be applied to the purchase, retirement or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

6.             Whether or not the shares of such series shall have conversion privileges and, if so, prices or rates of conversion and the method, if any, of adjusting the same

7.             The voting powers, if any, of such series; and

8.             Arty other relative -rights, preferences and limitations thereof as shall not be inconsistent with this Article.”

SECOND: That this amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, we have executed this Certificate this 12th day of June, 1992.

/S/ Denis A. Krusos

                                          Denis A. Krusos,

                                          Chairman of the Board

                                          /S/ Anne Rotondo

                                          Anne Rotondo,

                                          Secretary

CERTIFICATE OF AMENENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law

of the. State of Delaware

THE UNDERSIGNED, DENIS A. KRUSOSI being the Chairman of the Board and Chief Executive Officer of CopyTele, Inc., a corporation or9anized and existing under laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY; -

FIRST; That article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to read as follows;

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is two hundred forty million five hundred thousand (240,500,000), of which two hundred forty million (240,000,000) shall be Common Stock of the par value of $.01 per share and five hundred thousand (500,000) shall be Preferred Stock of the par value of $100 per share. The 500,000 shares Ct Preferred Stock may be issued from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, designations, preferences and relative participating, optional or other special rights and qualifications and limitations or restrictions as are -stated and expressed in the resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock and to fix the relative rights, preferences and limitations of each series, including without limitation:

1.                            The number of shares to constitute such series and the distinctive designations thereof;

2.         The dividend rate to which such shares shall be entitled and the restrictions, 1imitations and conditions upon the payment ~f such dividends, whether dividends shall be cumulative, the date or dates from which dividends (it cumulative) shall accumulate and the dates on which dividends (if declared) shall be payable;

3.         Whether or not the shares of such series shall be redeemable and, if so, the terms, limitations and restrictions with respect to such redemption, including without limitation the manner selecting shares for redemption if less than all shares are to be redeemed, and the amount, if any, in addition to any accrued dividends thereon, which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may be different with respect to shares redeemed through the operation Or any purchase, retirement of sinking fund and with respect to shares otherwise redeemed;

4.         The amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending on whether such liquidation, dissolution or winding up is voluntary or involuntary;

5.         - Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the terms, limitations and restrictions with respect thereto, including without limitation whether such purchase, retirement or sinking fund shall be cumulative or non-cumulative, the extent to and the manner in which such fund shall be applied to the purchase, retirement or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

6.         Whether or not the shares of such series shall have conversion privileges and, if so, prices or rates of conversion and the method, if any, of adjusting the same;

7.    The voting powers, if any, of such series; and

8.      any other relative rights, preferences and limitations thereof as shall not be inconsistent with this Article.~

SECOND; That this amendment to the Certificate of Incorporation of the Corporation has been duly adopted by the Board of Directors of the Corporation and by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation’s common stock, par value $.01 per share, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Denis A. Krusos, Chairman of the Board and Chief Executive officer of the Corporation, has duly executed this Certificate of Amendment this 23rd day of July, 1997 and affirms, under the penalties of perjury, that the statements herein are true and correct.

                                          /S/ Denis A. Krusos

                                          Denis A. Krusos,

                                          Chairman of the Board and Chief Executive Officer

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law

of The State of Delaware

THE UNDERSIGNED, Robert A. Berman, being the President and Chief Executive Officer of CopyTele, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify:

1. That the Board of Directors (the “Board”) of the Company, at a meeting duly convened and held on September 12, 2012, approved resolutions adopting a proposed amendments to article FOURTH of the Certificate of Incorporation of the Company, as heretofore amended, declaring the advisability of the amendment, and directing that said proposed amendment be considered at the next annual meeting of the Company by the stockholders entitled to vote in respect thereof, said resolutions adopted by the Board of Directors state:

RESOLVED, that the Board of Directors of CopyTele, Inc. hereby declares it advisable:

(A) That the number of shares of Common Stock which the Company is authorized to issue be increased from 240,000,000 shares of Common Stock of the par value of $.0 1 per share to 300,000,000 shares of the par value of $.0 1 per share, effective at the close of business on the date on which the appropriate Certificate of Amendment to the Company’s Certificate of Incorporation is filed in the office of the Secretary of State of the State of Delaware.

(B) That, in order to effect the foregoing, the Certificate of Incorporation of the Company, as heretofore amended, be further amended by deleting the first sentence of article FOURTH, and by inserting in place thereof a new first sentence of said article FOURTH to read as follows:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is three hundred million five hundred thousand (300,500,000), of which three hundred million (300,000,000) shall be Common Stock of the par value of$.01 per share and five hundred thousand (500,000) shall be Preferred Stock of the par value of $100 per share.”

RESOLVED, that the officers of the Company are authorized and directed to solicit and obtain the approval of the Amendment to the Certificate of Incorporation by the stockholders of the Company entitled to vote thereon at the Company’s next Annual Meeting of Stockholders.

RESOLVED that, subject to the approval of a majority of the holders of the common stock of the Company, the officers of the Company are hereby authorized and directed to file the Certificate of Amendment with the Delaware Secretary of State, and to take all further action and execute all further documents that they deem necessary or advisable to carry out the intent of those resolutions.

The text of the proposed amendment was included in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders, arid the body of the Proxy Statement contained a discussion of the proposed amendment.

2. That thereafter, on November 30, 2012, at 10:30 a.m. in Woodbury, New York, in accordance with the Bylaws of the Company, and upon notice given in accordance with the laws of the State of Delaware and said Bylaws, the Annual Meeting of Stockholders of the Company was held, and there were present at such meeting, in person or by proxy, the holders of more than a majority of the shares of Common Stock of the Company outstanding and entitled to vote, constituting a quorum of said stockholders.

3. That at said Annual Meeting of Stockholders, the proposal to amend article FOURTH of the Certificate of Incorporation, as heretofore amended, was presented for consideration, and separate votes of the holders of the outstanding shares of Common Stock, voting in person or by proxy, were taken for and against the proposed amendment. The necessary number of shares as required by statute or the Certificate of Incorporation voted in favor of the proposal to amend article FOURTH to the Certificate of Incorporation, as heretofore amended.

4. That said amendment to article FOURTH of the Certificate of Incorporation of CopyTele, Inc. as hereinbefore set forth have been therefore duly adopted in accordance with the provisions of Section 242 of the General Corporation Laws of the State of Delaware.

IN WITNESS WHEREOF Robert A. Berman, being the President and Chief Executive Officer of the Company, has duly executed this Certificate of Amendment this 4th day of December, 2012 and affirms, under the penalties of perjury, that the statements herein are true and correct.

COPYTELE, INC.

By /S/Robert A. Berman

Robert A. Berman

President and Chief Executive Officer

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

COPYTELE, INC.

Pursuant to Section 242 of the General Corporation Law

of The State of Delaware

THE UNDERSIGNED, Robert A. Berman, being the President and Chief Executive Officer of CopyTele, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify:

1.      That the Board of Directors (the “Board”) of the Company, at a meeting duly convened and held on August 7, 2013, approved resolutions adopting a proposed amendment to article FOURTH of the Certificate of Incorporation of the Company, as heretofore amended, declaring the advisability of the amendment, and directing that said proposed amendment be considered at the next annual meeting of the Company by the stockholders entitled to vote in respect thereof, said resolutions adopted by the Board of Directors state:

RESOLVED, that the Board of Directors of CopyTele, Inc. hereby declares it advisable:

(A) That the number of shares of Common Stock which the Company is authorized to issue be increased from 300,000,000 shares of Common Stock of the par value of $.0l per share to 600,000,000 shares of the par value of $.0l per share, effective at the close of business on the date on which the appropriate Certificate of Amendment to the Company’s Certificate of Incorporation is filed in the office of the Secretary of State of the State of Delaware.

(B) That, in order to effect the foregoing, the Certificate of Incorporation of the Company, as heretofore amended, be further amended by deleting the first sentence of article FOURTH, and by inserting in place thereof a new first sentence of said article FOURTH to read as follows:

“FOURTI-I: The total number of shares of stock that the Corporation shall have authority to issue is six hundred million five hundred thousand (600,500,000), of which six hundred million (600,000,000) shall be Common Stock of the par value of $01 per share and five hundred thousand (500,000) shall be Preferred Stock of the par value of $100 per share.”

RESOLVED, that the officers of the Company are authorized and directed to solicit and obtain the approval of the Amendment to the Certificate of Incorporation by the stockholders of the Company entitled to vote thereon at the Company’s next Annual Meeting of Stockholders.

RESOLVED that, subject to the approval of a majority of the holders of the common stock of the Company, the officers of the Company are hereby authorized and directed to file the Certificate of Amendment with the Delaware Secretary of State, and to take all further action and execute all further documents that they deem necessary or advisable to carry out the intent of those resolutions.

The text of the proposed amendment was included in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders, and the body of the Proxy Statement contained a discussion of the proposed amendment.

2.    That thereafter, on October 11, 2013, at 10:30 a.m. in Woodbury, New York, in accordance with the Bylaws of the Company, and upon notice given in accordance with the laws of the State of Delaware and said Bylaws, the Annual Meeting of Stockholders of the Company was held, and there were present at such meeting, in person or by proxy, the holders of more than a majority of the shares of Common Stock of the Company outstanding and entitled to vote, constituting a quorum of said stockholders.

3.    That at said Annual Meeting of Stockholders, the proposal to amend article FOURTH of the Certificate of Incorporation, as heretofore amended, was presented for consideration, and separate votes of the holders of the outstanding shares of Common Stock, voting in person or by proxy, were taken for and against the proposed amendment. The necessary number of shares as required by statute or the Certificate of Incorporation voted in favor of the proposal to amend article FOURTH to the Certificate of Incorporation, as heretofore amended.

4.    That said amendment to article FOURTH of the Certificate of Incorporation of CopyTele, Inc. as hereinbefore set forth have been therefore duly adopted in accordance with the provisions of Section 242 of the General Corporation Laws of the State of Delaware.

IN WITNESS WHEREOF Robert A. Berman, being the President and Chief Executive Officer of the Company, has duly executed this Certificate of Amendment this 11th day of October, 2013 and affirms, under the penalties of perjury, that the statements herein are true and correct.

COPYTELE, INC.

By /S/Robert A. Berman

Robert A. Berman

President and Chief Executive Officer